SUBSEQUENT EVENTS	3 Months Ended
Nov. 30, 2020
Disclosure Of Nonadjusting Events After Reporting Period Abstract
SUBSEQUENT EVENTS [Text Block]

12. SUBSEQUENT EVENTS

On December 8, 2020 the Company announced the closing of a non-brokered private placement with HCI. An aggregate of 1,121,076 shares were issued for US$2.23 per share resulting in gross proceeds of $2.5 million to the Company. Closing the private placement allowed the HCI to maintain approximately a 31% interest in the Company. Pricing for this private placement was set to be consistent with the Company's ATM Offering completed on November 30, 2020. From the proceeds an amount of $1.25 million was used as a partial repayment of principal due pursuant to the Sprott Facility, reducing the principal amount outstanding to $15.235 million.